EXHIBIT 10.68


                                V-ONE CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____ Original Application Enrollment Date: __________

_____ Change of Beneficiary(ies)

1.  _____________________________________  hereby elects to  participate  in the
V-ONE Corporation 2001 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan (please note that no fractional percentages are permitted).

3. I understand that the payroll deductions authorized under this Agreement will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
_______________________________________________________________________________.

6. I understand that if I dispose of any shares purchased by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I agree to notify the Company in writing within 30 days after


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the date of any  disposition  of shares and I will make  adequate  provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value (as defined in the Plan) of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) the excess of the fair market value (as defined in the Plan) of the shares on the first day of the Offering Period over the purchase price applicable to my option as of the date the option was granted. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I UNDERSTAND THAT I AM SOLELY RESPONSIBLE FOR DETERMINING THE TAX CONSEQUENCES OF MY PARTICIPATION IN THE PLAN AND THAT THE COMPANY HAS ADVISED ME TO CONSULT WITH MY PERSONAL TAX OR FINANCIAL ADVISORS REGARDING SUCH CONSEQUENCES.

7. I hereby agree to be bound by the terms of the Employee  Stock Purchase Plan.
The  effectiveness  of  this   Subscription   Agreement  is  dependent  upon  my
eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

______________________________________________________
(First) (Middle) (Last)


______________________________________________________
Relationship


______________________________________________________
(Address)


Employee's Social
Security Number:

______________________________________________________

Employee's Address:

______________________________________________________

______________________________________________________

______________________________________________________

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I UNDERSTAND THAT THIS SUBSCRIPTION  AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT
SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated: _______________                      Signature of Employee



                                            ____________________________________


Spouse's Signature (If beneficiary other than spouse)


__________________________________